SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report (Date of earliest event
                    reported) October 30, 1997


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of October 1, 1997,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1997-9).



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

     New Jersey             33-5042              21-0627285
   -------------------------------------------------------------
  (State or other         (Commission         (I.R.S. Employer
  jurisdiction of         File Number)        Identification No.)
  incorporation)


                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)


             Registrant's telephone number, including
                     area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On October 30, 1997 GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-9 (the "Certificates"), consisting of two groups of Certificates (the "Pool 1 Certificates" and the "Pool 2 Certificates"), each evidencing beneficial ownership interests in a single trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of two pools ("Pool 1" and "Pool 2", respectively, and each a "Mortgage Pool") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated October 27, 1997.

Pool 1

The original principal balance of each Class of the Pool 1
Certificates is as follows:

               Class 1-A1          $20,245,000.00
               Class 1-A2          $16,190,000.00
               Class 1-A3          $18,554,000.00
               Class 1-A4          $14,167,000.00
               Class 1-A5          $13,544,000.00
               Class 1-A6          $76,620,000.00
               Class 1-A7           $8,065,445.00
               Class 1-A8           $5,975,000.00
               Class 1-A9          $35,843,000.00
               Class 1-A10          $7,550,000.00
               Class 1-A11         $71,151,461.00
               Class 1-A12         $20,045,000.00
               Class 1-A13         $66,065,000.00
               Class 1-A14         $42,235,000.00
               Class 1-A15         $26,830,000.00
               Class 1-A16         $16,580,000.00
               Class 1-A17         $20,181,000.00
               Class 1-PO              $16,449.67
               Class 1-M            $7,768,000.00
               Class 1-B1           $4,761,000.00
               Class 1-B2           $3,758,500.00
               Class 1-B3           $2,505,500.00
               Class 1-B4             $751,700.00
               Class 1-B5           $1,755,231.20
               Class R                    $100.00
               Class RL                   $100.00
               Class 1-S                    (1)
                    Total:        $501,157,486.87

(1)  The Class 1-S Certificates are issued with an initial
     Notional Principal Balance of $498,323,257.49 and shall bear interest at the rate described in the Prospectus Supplement.


The initial Pool 1 Junior Percentage and Pool 1 Senior Percentage are approximately 4.25% and 95.75%, respectively. The initial Pool 1 Category A Senior Percentage and Pool 1 Category B Senior Percentage are approximately 60.000092% and 39.999908%, respectively. The "Pool 1 Bankruptcy Loss Amount," the "Pool 1 Fraud Loss Amount" and the "Pool 1 Special Hazard Loss Amount" as of the initial issuance of the Certificates are 0.04% ($204,439), 1.00% ($5,011,575) and 1.00% ($5,011,575), respectively, of the aggregate Scheduled Principal Balances of the Pool 1 Mortgage Loans as of October 1, 1997 (the "Cut-off Date").

Pool 2

The original principal balance of each Class of the Pool 2
Certificates is as follows:

               Class 2-A1          $35,074,000.00
               Class 2-A2          $17,537,000.00
               Class 2-A3          $81,565,000.00
               Class 2-A4          $21,156,000.00
               Class 2-A5          $10,028,000.00
               Class 2-A6          $20,000,000.00
               Class 2-A7         $109,427,000.00
               Class 2-A8          $11,240,000.00
               Class 2-A9          $14,561,000.00
               Class 2-A10         $15,058,000.00
               Class 2-PO             $179,492.68
               Class 2-M            $5,436,500.00
               Class 2-B1           $3,332,000.00
               Class 2-B2           $2,630,500.00
               Class 2-B3           $1,753,500.00
               Class 2-B4             $526,000.00
               Class 2-B5           $1,228,160.75
               Class 2-S                    (1)
                    Total:        $350,732,153.36


(1)  The Class 2-S Certificates are issued with an initial
     Notional Principal Balance of $339,959,534.51 and shall bear interest at the rate described in the Prospectus Supplement.


The initial Pool 2 Junior Percentage and Pool 2 Senior Percentage are approximately 4.25% and 95.75%, respectively. The "Pool 2 Bankruptcy Loss Amount," the "Pool 2 Fraud Loss Amount" and the "Pool 2 Special Hazard Loss Amount" as of the initial issuance of the Certificates are 0.04% ($136,917), 1.00% ($3,507,322) and
1.28% ($4,479,428), respectively, of the aggregate Scheduled Principal Balances of the Pool 2 Mortgage Loans as of the Cut-off Date.

Description of the Mortgage Pools and the Mortgaged Properties


Pool 1

Pool 1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 1 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $501,157,486.87.


The interest rates (the "Mortgage Rates") borne by the 1,637 Pool 1 Mortgage Loans conveyed by GECMSI range from 7.3750% to 10.5000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.8525% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 1 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 1 Mortgage Loans ranged from $13,000.00 to $950,000.00 and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 1 Mortgage Loans is $306,143.85 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 1 Mortgage Loan is August 1995, and the latest scheduled maturity date of any such Mortgage Loan is October 2027. The weighted average Loan-to-Original Value ratio of the Pool 1 Mortgage Loans is 77.1832%.

The Pool 1 Mortgage Loans have the following characteristics as of the Cut-off Date.

(a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      7.3750%            1            $225,383.42           0.0450%
      7.5000%          167         $52,460,812.34          10.4679%
      7.6250%          268         $84,989,152.46          16.9586%
      7.7500%          343        $107,285,644.66          21.4074%
      7.8750%          310         $94,528,114.34          18.8620%
      7.9900%           31          $9,356,237.57           1.8669%
      8.0000%          237         $72,533,850.76          14.4733%
      8.1250%          128         $36,951,463.48           7.3732%
      8.2500%           63         $18,662,981.74           3.7240%
      8.3750%           33         $11,212,741.56           2.2374%
      8.5000%           21          $5,128,011.21           1.0232%
      8.6250%            5          $1,879,808.28           0.3751%
      8.7500%            8          $2,775,322.18           0.5538%
      8.8750%            5            $924,395.23           0.1845%
      9.0000%            3            $292,277.20           0.0583%
      9.1250%            3            $411,260.18           0.0821%
      9.2500%            6            $775,227.75           0.1547%
      9.3750%            2            $189,407.76           0.0378%
      9.5000%            2            $465,638.38           0.0929%
     10.5000%            1            $109,756.37           0.0219%
                      ----        ---------------         ---------
        Total         1637        $501,157,486.87         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 1 Mortgage Loans:

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600       77       $9,814,918.64          1.9584%
    $214,601  -  250,000      440     $103,150,931.36         20.5825%
    $250,001  -  300,000      486     $133,133,941.35         26.5653%
    $300,001  -  350,000      248      $80,758,407.24         16.1144%
    $350,001  -  400,000      145      $54,536,851.31         10.8822%
    $400,001  -  450,000       85      $36,018,509.39          7.1871%
    $450,001  -  600,000      129      $65,468,632.55         13.0635%
    $600,001  -  650,000       21      $13,458,300.12          2.6854%
  $650,001  - 1,000,000+        6       $4,816,994.91          0.9612%
                             ----     ---------------        ---------
                  Total      1637     $501,157,486.87        100.0000%


     The largest outstanding Pool 1 Mortgage Loan Scheduled
     Principal Balance, as of the Cut-off Date, is $949,329.49.

     The smallest outstanding Pool 1 Mortgage Loan Scheduled
     Principal Balance, as of the Cut-off Date, is $13,000.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1995            1            $223,042.46           0.0445%
         1996            2            $558,490.81           0.1114%
         1997         1634        $500,375,953.60          99.8441%
                      ----        ---------------         ---------
        Total         1637        $501,157,486.87         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the Original Loan-to-Value ratios of the Pool 1 Mortgage Loans at origination:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        49      $14,110,439.49          2.8156%
      50.001  -   60.00        76      $27,263,123.26          5.4400%
      60.001  -   70.00       160      $54,511,155.24         10.8771%
      70.001  -   75.00       198      $64,760,802.31         12.9222%
      75.001  -   80.00       795     $243,497,954.49         48.5870%
      80.001  -   85.00        25       $7,380,898.40          1.4728%
      85.001  -   90.00       188      $52,667,429.18         10.5092%
      90.001  -   95.00       146      $36,965,684.50          7.3761%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total            1637     $501,157,486.87        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached             1532        $472,594,908.80          94.3007%
Single-family
 attached               44         $12,567,680.40           2.5077%
Condominium             47         $11,514,702.19           2.2976%
2 - 4 Family Units      14          $4,480,195.48           0.8940%
                      ----        ---------------         ---------
Total                 1637        $501,157,486.87         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 1 Mortgage Loans as represented by mortgagors at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied        1601        $492,333,689.53          98.2393%
Vacation                22          $6,275,537.18           1.2522%
Investment              14          $2,548,260.16           0.5085%
                      ----        ---------------         ---------
Total                 1637        $501,157,486.87         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  7          $2,128,203.01           0.4247%
Alaska                   1            $334,780.86           0.0668%
Arizona                 20          $6,539,868.99           1.3050%
California             790        $249,857,981.71          49.8562%
Colorado                27          $8,340,535.11           1.6643%
Connecticut             17          $6,055,036.38           1.2082%
Dist of Columbia         5          $1,702,967.76           0.3398%
Delaware                 2            $453,091.32           0.0904%
Florida                 40          $8,989,689.46           1.7938%
Georgia                 18          $5,278,468.53           1.0533%
Hawaii                   4          $1,494,108.91           0.2981%
Iowa                     1            $349,759.13           0.0698%
Illinois                51         $14,835,798.23           2.9603%
Indiana                  1            $326,031.09           0.0651%
Kansas                   1            $275,195.61           0.0549%
Kentucky                 2            $940,943.19           0.1878%
Louisiana                3            $880,244.67           0.1756%
Massachusetts           78         $25,395,803.67           5.0674%
Maryland                56         $18,087,945.93           3.6092%
Michigan                 4          $1,020,066.75           0.2035%
Minnesota               23          $6,987,701.29           1.3943%
Missouri                 9          $3,230,903.99           0.6447%
Montana                  1            $123,423.24           0.0246%
Nebraska                 2            $857,037.69           0.1710%
New Hampshire            2            $524,465.53           0.1047%
New Jersey             101         $31,414,236.35           6.2683%
New Mexico               5          $1,408,412.10           0.2810%
Nevada                  15          $4,695,849.05           0.9370%
New York                44         $13,495,738.26           2.6929%
North Carolina          14          $3,138,439.06           0.6262%
Ohio                     8          $2,224,562.71           0.4439%
Oklahoma                 2            $507,498.85           0.1013%
Oregon                  14          $3,959,177.29           0.7900%
Pennsylvania            34         $10,033,921.58           2.0021%
Rhode Island             2            $487,821.07           0.0973%
South Carolina           4          $1,270,467.29           0.2535%
Tennessee                4          $1,245,192.16           0.2485%
Texas                   93         $23,949,639.35           4.7789%
Utah                     9          $2,664,592.63           0.5317%
Virginia                85         $24,944,840.07           4.9774%
Vermont                  2            $614,769.60           0.1227%
Washington              24          $6,486,394.18           1.2943%
Wisconsin               12          $3,605,883.22           0.7195%
                      ----        ---------------         ---------
Total                 1637        $501,157,486.87         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017           12          $3,024,119.62           0.6034%
         2022            1            $444,502.82           0.0887%
         2025            1            $278,599.32           0.0556%
         2026            8          $2,990,090.40           0.5966%
         2027         1615        $494,420,174.71          98.6557%
                      ----        ---------------         ---------
        Total         1637        $501,157,486.87         100.0000%

     The weighted average scheduled remaining term to maturity of the Pool 1 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 1
     Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase              1060        $317,953,764.22          63.4439%
Rate Term/Refinance    478        $152,053,518.39          30.3405%
Cash-out Refinance      99         $31,150,204.26           6.2156%
                      ----        ---------------         ---------
Total                 1637        $501,157,486.87         100.0000%

Pool 2

Pool 2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 2 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $350,732,153.36.

The interest rates (the "Mortgage Rates") borne by the 1,164
Pool 2 Mortgage Loans conveyed by GECMSI range from 6.8750% to 9.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 7.7520% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 2 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 2 Mortgage Loans ranged from $25,500.00 to $650,000.00 and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 2 Mortgage Loans is $301,316.28 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 2 Mortgage Loan is January 1993, and the latest scheduled maturity date of any such Mortgage Loan is October 2027. The weighted average Loan-to-Original Value ratio of the Pool 2 Mortgage Loans is 76.7193%.

The Pool 2 Mortgage Loans have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.8750%            1            $279,764.76           0.0798%
      7.0000%            9          $2,453,338.08           0.6995%
      7.1250%           22          $6,008,372.69           1.7131%
      7.2000%            1            $427,323.54           0.1218%
      7.2500%           65         $20,039,792.40           5.7137%
      7.3500%            1            $290,553.57           0.0828%
      7.3750%          105         $33,474,458.85           9.5442%
      7.4500%            2            $626,940.30           0.1788%
      7.5000%          107         $32,186,704.09           9.1770%
      7.5500%            5          $1,374,706.92           0.3920%
      7.6000%            2            $329,602.55           0.0940%
      7.6250%          145         $44,656,314.52          12.7322%
      7.6500%            5            $856,979.08           0.2443%
      7.7000%            1            $114,352.52           0.0326%
      7.7500%          191         $57,265,010.53          16.3272%
      7.8000%            1            $366,485.47           0.1045%
      7.8750%          192         $59,110,551.92          16.8534%
      7.9000%            1             $61,909.61           0.0177%
      7.9500%           10          $1,773,482.84           0.5057%
      7.9900%           19          $5,621,943.29           1.6029%
      8.0000%          122         $35,652,909.22          10.1653%
      8.0500%            4            $647,645.75           0.1847%
      8.1000%            3            $515,218.50           0.1469%
      8.1250%           63         $19,501,337.85           5.5602%
      8.2000%            1             $66,913.37           0.0191%
      8.2500%           41         $12,023,741.19           3.4282%
      8.3000%            1            $139,323.29           0.0397%
      8.3750%           13          $4,612,925.00           1.3152%
      8.5000%           17          $5,368,905.47           1.5308%
      8.6250%            6          $1,990,478.65           0.5675%
      8.6500%            1            $177,890.01           0.0507%
      8.7500%            3          $1,291,234.39           0.3682%
      8.8750%            2            $872,810.41           0.2489%
      9.0400%            1            $326,237.31           0.0930%
      9.2500%            1            $225,995.42           0.0644%
                      ----        ---------------         ---------
        Total         1164        $350,732,153.36         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 2 Mortgage Loans:

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600       65       $8,858,544.71          2.5257%
    $214,601  -  250,000      302      $70,473,855.69         20.0934%
    $250,001  -  300,000      366     $100,489,445.21         28.6513%
    $300,001  -  350,000      173      $55,796,823.65         15.9087%
    $350,001  -  400,000      102      $38,313,212.13         10.9238%
    $400,001  -  450,000       64      $27,157,566.53          7.7431%
    $450,001  -  600,000       70      $35,567,704.80         10.1410%
    $600,001  -  650,000       22      $14,075,000.64          4.0130%
  $650,001  - 1,000,000+        0               $0.00          0.0000%
                             ----     ---------------        ---------
                  Total      1164     $350,732,153.36        100.0000%

     The largest outstanding Pool 2 Mortgage Loan Scheduled
     Principal Balance, as of the Cut-off Date, is $650,000.00.

     The smallest outstanding Pool 2 Mortgage Loan Scheduled
     Principal Balance, as of the Cut-off Date, is $25,465.30.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1993            1            $427,951.52           0.1220%
         1996            9          $2,749,956.15           0.7841%
         1997         1154        $347,554,245.69          99.0939%
                      ----        ---------------         ---------
        Total         1164        $350,732,153.36         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the Original Loan-to-Value ratios of the Pool 2 Mortgage Loans at origination:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        38      $10,862,194.17          3.0970%
      50.001  -   60.00        54      $17,374,219.67          4.9537%
      60.001  -   70.00       132      $40,761,514.02         11.6218%
      70.001  -   75.00       170      $54,004,321.21         15.3976%
      75.001  -   80.00       537     $164,642,318.26         46.9424%
      80.001  -   85.00        13       $3,429,342.59          0.9778%
      85.001  -   90.00       139      $39,353,035.67         11.2203%
      90.001  -   95.00        81      $20,305,207.77          5.7894%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total            1164     $350,732,153.36        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgaged Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached             1079        $328,006,268.30          93.5204%
Single-family
 attached               37         $10,569,493.06           3.0136%
Condominium             36          $8,182,887.04           2.3331%
Co-op                    4            $858,400.00           0.2447%
2 - 4 Family Units       8          $3,115,104.96           0.8882%
                      ----        ---------------         ---------
Total                 1164        $350,732,153.36         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 2 Mortgage Loans as represented by mortgagors at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied        1139        $343,929,804.17          98.0605%
Vacation                16          $4,236,201.89           1.2078%
Investment               9          $2,566,147.30           0.7317%
                      ----        ---------------         ---------
Total                 1164        $350,732,153.36         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alaska                   1            $224,848.73           0.0641%
Arizona                 18          $5,088,896.98           1.4509%
California             546        $173,850,788.29          49.5680%
Colorado                24          $6,550,026.18           1.8675%
Connecticut             21          $6,081,069.35           1.7338%
Dist of Columbia         5          $1,359,545.24           0.3876%
Delaware                 1            $237,211.23           0.0676%
Florida                 29          $5,676,182.76           1.6184%
Georgia                 23          $7,016,877.31           2.0006%
Hawaii                   2            $783,762.85           0.2235%
Iowa                     2            $549,388.66           0.1566%
Illinois                26          $6,967,014.01           1.9864%
Indiana                  6          $1,915,075.69           0.5460%
Kansas                   2            $580,789.79           0.1656%
Kentucky                 3          $1,071,768.93           0.3056%
Louisiana                4          $1,146,599.18           0.3269%
Maine                    2            $591,982.80           0.1688%
Massachusetts           54         $15,756,224.12           4.4924%
Maryland                29          $7,634,719.77           2.1768%
Michigan                 7          $1,766,215.63           0.5036%
Minnesota               13          $3,538,456.63           1.0089%
Missouri                 3          $1,039,449.50           0.2964%
North Carolina           4          $1,086,163.21           0.3097%
Nebraska                 2            $514,636.21           0.1467%
New Jersey              72         $22,047,252.14           6.2861%
New Mexico               5          $1,372,960.95           0.3915%
Nevada                   6          $1,945,434.33           0.5547%
New York                37         $10,340,879.89           2.9484%
Ohio                     8           2,033,241.70           0.5797%
Oklahoma                 1            $282,446.85           0.0805%
Oregon                  15          $4,094,062.74           1.1673%
Pennsylvania            42         $13,570,331.91           3.8691%
South Carolina           7          $1,968,499.21           0.5613%
Tennessee                1            $419,148.89           0.1195%
Texas                   49         $13,244,056.70           3.7761%
Utah                     7          $2,373,284.72           0.6767%
Virginia                64         $19,219,112.55           5.4797%
Washington              19          $5,184,622.14           1.4782%
Wisconsin                4          $1,609,125.59           0.4588%
                      ----        ---------------         ---------
Total                 1164        $350,732,153.36         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017            1            $259,515.85           0.0740%
         2022            1            $357,000.00           0.1018%
         2023            1            $427,951.52           0.1220%
         2026            9          $2,600,721.37           0.7415%
         2027         1152        $347,086,964.62          98.9607%
                      ----        ---------------         ---------
        Total         1164        $350,732,153.36         100.0000%

     The weighted average scheduled remaining term to maturity of the Pool 2 Mortgage Loans calculated as of the Cut-off Date is 359 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 2
     Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               757        $221,333,591.05          63.1061%
Rate Term/Refinance    340        $108,449,427.97          30.9209%
Cash-out Refinance      67         $20,949,134.34           5.9730%
                      ----        ---------------         ---------
Total                 1164        $350,732,153.36         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement dated as of September 19, 1997 and the related Terms Agreement dated as of October 27, 1997 for the Series 1997-9 Certificates between GE Capital Mortgage Services, Inc. and Greenwich Capital Markets, Inc. and the Underwriting Agreement dated as of April 24, 1995 and the related Terms Agreement dated as of October 27, 1997 for the Series 1997-9 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1997-9 Certificates dated as of October 1, 1997 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES


           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:  /s/ Syed W. Ali
                                      -------------------------
                                   Name: Syed W. Ali
                                   Title: Vice President




Dated as of October 30, 1997

                            SIGNATURES


           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:
                                      -------------------------
                                   Name: Syed W. Ali
                                   Title: Vice President




Dated as of October 30, 1997

                          EXHIBIT INDEX




The exhibits are being filed herewith:


--------------------------------------------------------------------------
  EXHIBIT NO.            DESCRIPTION                       PAGE
--------------------------------------------------------------------------

      1.1         The Underwriting Agreement
                  dated as of September 19, 1997
                  and the related Terms Agreement
                  dated as of October 27, 1997
                  between GE Capital Mortgage
                  Services, Inc. and Greenwich
                  Capital Markets, Inc. and the
                  Underwriting Agreement dated as
                  of April 24, 1995 and the related
                  Terms Agreement dated as of
                  October 27, 1997 between GE
                  Capital Mortgage Services, Inc.
                  and PaineWebber Incorporated.

      4.1         The Pooling and Servicing
                  Agreement for the Series 1997-9
                  Certificates dated as of October 1,
                  1997 between GE Capital
                  Mortgage Services, Inc., as seller
                  and servicer, and State Street
                  Bank and Trust Company, as
                  trustee.
--------------------------------------------------------------------------